IN V E STO R R E L AT IO N S May 2025 Investor Presentation © 2025 NPK International Inc.

2 Business Overview Recent Performance Value Creation Roadmap Appendix Agenda

3 Safe Harbor DISCLAIMERS Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “guidance,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by NPK, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our recently completed sale of the Fluids Systems business; our ability to generate organic growth; economic and market conditions that may impact our customers’ future spending; the effective management of our fleet, including our ability to properly manufacture, safeguard, and maintain our fleet; international operations; operating hazards present in our and our customers’ industries and substantial liability claims; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. NPK's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.npki.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include Adjusted Income (Loss) from Continuing Operations, Adjusted Income (Loss) from Continuing Operations Per Common Share, earnings before interest, taxes, depreciation and amortization (“EBITDA”) from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted EBITDA Margin from Continuing Operations, Free Cash Flow, and Net Debt (Cash). We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

4 Business Overview

We Are a Pure-Play Specialty Rental & Services Company

npk

PROVIDING WORKSITE ACCESS SOLUTIONS TO POWER & INFRASTRUCTURE MARKETS

ABOUT NPK

We are a temporary worksite access solutions company that manufactures, sells, and rents recyclable composite matting products, along with a full suite of services, including planning, logistics, and site restoration.

Financial Highlights

TTM Q1 2025 Revenue


34%
66%
Product Sales
Rental & Services

Revenue


$193
$208
$217
$233
2022
2023
2024
TTM Q1 '25

Adj. EBITDA*


$38
$49
$55
$62
2022
2023
2024
TTM Q1 '25

Adj. EPS*


$0.08
$0.17
$0.23
$0.30
2022
2023
2024
TTM Q1 '25

Profitable Platform of Scale
TTM Q1 2025 results from continuing operations

$233 Total Revenue ($MM)	**$62** Adjusted EBITDA* ($MM)	**26.6%** Adjusted EBITDA Margin*
+16% YoY Revenue Growth	**+27%** YoY Adjusted EBITDA Growth*	**$13** Net Cash* ($MM) as of March 31, 2025

Global Footprint


26
R&S Yards
7
Partners

The Woodlands, TX
Corporate HQ

~ 460
Employees

On September 13, 2024, the Company completed the sale of its equity interests in substantially all of the Company's Fluids Systems segment. The results of the Fluids Systems segment are reported in discontinued operations for all periods.
* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

5

The Original Composite Mat

DURA-BASE® ADVANCED-COMPOSITE MAT SYSTEM™

Our flagship product, DURA-BASE®, solution made from 100% recyclable high-density polyethylene, was introduced in 1998 as the market's first engineered thermoplastic worksite access matting.

Today, with the largest composite fleet in the U.S.*, DURA-BASE® continues to set the standard for safe, cost-effective, and environmentally friendly performance and remains the preferred heavy-duty working platform for temporary work sites and access roads.



Composite Matting Value Proposition

Design & Manufacturing	Engineered, compression molded, single-piece construction – proprietary formula and lightest weight heavy duty mat on the market*
Handling and Logistics	Ease of deployment; true, 8' x 14' x 4" two-sided mat design; transport up to 3x the capacity of traditional wood-based alternative*
Safety	Continuous work surface eliminates gapping and differential movement – aides in reducing equipment damage & improving safety
Environmental	Non-permeable, sealed design prevents contamination of the carry of invasive species – 100% recyclable
Durability	Long-term performance life with minimal maintenance expense; capable of lasting 15+ years npk

Flexible Model Accommodates Varying Customer Needs

We provide both rental and purchase options for our customers.

Reasons Customers RENT

66% of Revenues**

- ✓ Capital preservation/optionality
- ✓ Project-by-project mindset
- ✓ Shorter-term single project use
- ✓ Nationwide logistics efficiency
- ✓ Value safety, service quality, responsiveness

Reasons Customers BUY

34% of Revenues**

- ✓ Ownership mindset
- ✓ Economic incentives to own
- ✓ Long-term multi-project requirements
- ✓ Value brand promise, matting system compatibility and long-life assets
- ✓ Access to Lifecycle Management program

Why Customers Choose NPK

Safety | **Service Quality** | **Responsiveness** | **Experience** | **Value**

* Based on internal assessment of currently available competitive heavy-duty mats in U.S. market
** Based on TTM Q1 2025 revenues

6

Vertically Integrated Model Supports Specialty End-Markets

npk

PRODUCTS AND SERVICES

We combine industry-leading IP and deep manufacturing expertise with on-demand logistics support and installation.



Engineering & Design

- Introduced DURA-BASE® to the world over 25 years ago as the first 100% recyclable composite matting solution
- Committed R&D, Project Technical Support team with industry-leading experience
- Focus on reducing lifecycle waste and carbon emissions



Precision Manufacturing

- State-of-the-art 93,000 square foot ISO 9001:2015 facility in Carencro, LA
- Strategically located next to cost advantaged "Gulf Coast" suppliers
- Sufficient production capacity to support growth for the next 3-5 years



Logistics Planning & Installation

- Pre-planning assessment and access mat plan design
- Temporary work sites and access roads
- Ancillary services like SWPPP management and ground restoration at completion of operations



Specialty Rental, Product Sale

- Largest heavy duty composite mat manufacturing capacity and rental service fleet in the U.S.
- Supply small- and large-scale rental and sale requests
- Experienced composite matting industry sales and national service operations team

We Serve a Diverse Mix of Growing End-Markets



Power Transmission

American Electric Power, Southern Company, Duke Energy, Xcel Energy, FPL, PG&E, Oncor



Oil & Gas

Liberty, SWN Southwestern Energy, NexTier, Repsol, EQT, Halliburton



Pipeline

Williams, Energy Transfer, Atmos Energy, Kinder Morgan, Enterprise Products Partners L.P.



Infrastructure Construction

Vinci Construction, Balfour Beatty, Barnard



Rail & Other

Murphy, grupotec

7

npk

We Own and Operate the Largest U.S. Composite Matting Fleet

SCALE TO CAPITALIZE ON MULTI-YEAR INVESTMENT CYCLES ACROSS MULTIPLE END-MARKETS

End-market		Revenue Concentration	Macro Outlook	Segment Demand Drivers
Power Transmission				
	Power Transmission		↑	• Need for significant sustained investment driven by aging infrastructure, transmission congestion, grid hardening efforts, and renewable interconnect • Substantial electricity demand growth (onshoring of manufacturing, datacenter requirements, AI) • Regulated nature of industry enhances stability of long-term infrastructure investments
Oil & Gas				
	Oil & Gas		↔	• Resilient global demand, restrained supply for oil and gas • Access to affordable and reliable energy enables renewables transition • Geopolitical instability and focus on energy security • Spend driven by aging infrastructure and decarbonization initiatives
Other				
	Infrastructure Construction		↔	• Expansion of domestic manufacturing • Interest rate relief beginning to spur new / resumed investment activity
	Rail & Other		↔	• Major access markets in UK and EU • Significant repair and maintenance requirement for aging infrastructure • New infrastructure required to facilitate offtake of renewables
	Pipeline		↑	• Significant repair and maintenance requirement for aging infrastructure • New infrastructure required to facilitate energy transition • Varied usage for composite matting on new construction

8

9 Significant Opportunity within Power Transmission Market STAB L E A ND G ROW IN G I NV E STM E N TS IN A N AG IN G GR ID Total Estimated Transmission Capex and Power Demand $18 $19 $19 $21 $24 $25 $27 $30 $31 $35 $39 3,000 3,500 4,000 4,500 $10 $15 $20 $25 $30 $35 $40 $45 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 TW h T& D C ap ex ($ Bi lli on ) Transmission CapEx Net on-grid demand Source: EEI Business Analytics Group (based on U.S. Investor-Owned Electric Utilities Investment proportions applied to 2016-2023 actual Capex and 2024-2026 projections) , S&P Commodity Insights North American Power Market Outlook (2024) Enhanced via Significant Government Stimulus in Coming Years Adaptation, Hardening and Resilience as Drivers of Transmission Investment 20% 5% 42% 28% 5% AHR: Hardening & Resilience AHR: Advanced Technology Expansion/Growth Replacement/Maintenance Other Transmission Transmission AHR Capex = 25% Source: EEI Electric Power Industry Outlook (September 2024) $1.2T+ $200B+ >$30B + ~ Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade U.S. investor-owned utilities are expected to deploy Capex of $200B+ annually in 2025/2026 (est. 50%-60% T&D) for energy security, sustainability, and affordability Annual U.S. utility transmission investment with ~8.5% of spend on temporary access specialty rental & services Source: United States Department of Transportation (2023) Source: EEI Finance Department Source: EEI Business Analytics Group, NPK estimates

10 Our Specialty Rental Asset Generates ~35% IRR R ECYC L A BL E C OM PO S IT E MAT TI NG P ROVI D ES F O R LO NG U S E F U L R AW M AT ER IA L L IFE A N D SU P E R IO R I R R -$2,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 NPK Rental Mat Economic Case ~ 35% IRR Annual Rental revenue ~50% of cost 12-year depreciable life; 2-3 year payback Minimal maintenance cost Recycled for <50% of original cost Revenue generation remains consistent Material can be recycled multiple times Original mat manufactured Virgin &/or recycled materials engineered to meet design performance requirements Up to 15-year useful life* No deterioration in performance or rental pricing over lifetime Minimal maintenance cost required Mat returned for reprocessing >95% recapture of original input materials Expertly reformulated to achieve original design performance requirements Eliminates mat being sent to landfill Gen2 mat manufactured Original materials returned to a further 15-year useful life* Significant reduction in carbon emissions through reuse of original & or recycled materials Multiple cycles possible creating long useful life.* Based on average actual performance of NPK’s fleet when installed & utilized to manufacturers recommendations

11 Recent Performance

1Q25 Performance Summary, 2025 Outlook

npk

MOMENTUM FROM STRONG 4Q24 PERFORMANCE CONTINUED THROUGH 1Q25; DEMAND OUTLOOK REMAINS ROBUST

First Quarter 2025
Performance Summary

Strong customer demand for rental and related services
1Q25 Revenues from specialty rental and related services increased to $43 million, driven by elevated demand from key customer accounts in support of scheduled transmission projects. Adjusted EBITDA Margin* improved to 30.4% in 1Q25, an improvement of 510 bps versus the prior-year period.

Improved operating efficiency
NPK continues to execute actions intended to streamline the organization and its cost structure, while targeting SG&A as percentage of revenue in the mid-teens percent range by early 2026. In the first quarter of 2025, NPK's SG&A as percentage of revenue was 18.1%, a decline of 550 bps versus the prior-year period.

Disciplined capital allocation, continued balance sheet strength
Following the Fluids Systems sale in September 2024, NPK ended 1Q25 with total cash of $21 million, total debt of $8 million, and available liquidity under our ABL credit facility of $66 million.

Executing robust return of capital program
Following the lifting of extended blackout restrictions associated with Fluids Systems sale and other events, programmatic return of capital resumed in 1Q25, using $11 million to repurchase 2% of outstanding shares; remaining authorization increased to $100 million on April 30, 2025.

Business Outlook
(As of May 2, 2025)

Increased full-year 2025 guidance
Midpoint of 2025 financial guidance indicates 13% expected growth in revenues and 24% expected growth in Adjusted EBITDA, as compared to 2024. 2025 net capital expenditures estimated between $35 million and $40 million to support this rate of growth.

Rental activity remains robust early into 2Q25
1Q25 set another record level of rental volume, with demand accelerating late in the quarter continuing into 2Q25, positioning for solid year-over-year growth in 2Q25.

Strong balance sheet provides optionality
As of 1Q25, $13 million of net cash* on-hand, which provides optionality to execute disciplined growth strategy, balancing organic investment in rental fleet expansion, the pursuit of strategically-aligned inorganic actions, and robust return of capital.

Anticipated monetization of assets
March 2025 balance sheet includes significant U.S. federal NOL and other tax credit carryforwards and $7 million of net deferred consideration from Fluids Systems sale. NPK also owns an administrative HQ building in Katy, TX with an approximate net book value of $23 million.

* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

12

1Q24 vs. 1Q25 Performance Bridge 13 1Q24 vs. 1Q25 Adjusted EBITDA from Continuing Operations* $ in millions * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. $12 $20

14 Strategic Focus on Fleet Optimization, Price Discipline, Cost Controls R EC E N T P E R F OR M A NC E Revenue $ in millions Adjusted EBITDA* $ in millions Adjusted EBITDA Margin* Adjusted EBITDA as % of total revenue * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. +7% +32% +13% +59% +140 bps +510 bps

Demand Acceleration in 4Q24 and 1Q25

RECENT PERFORMANCE

TTM Rental Revenue

$ in millions

Rental revenue accelerated in 4Q24 and 1Q25 on both a QoQ and YoY basis



$83
$87
$83
$84
$85
$84
$90
$96
Utilities sector contributed 55% of rental revenue TTM Q1 '25
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Q125

TTM Services Revenue

$ in millions

Strategic shift away from lower margin service work on rental projects has impacted recent service revenue capture



$66
$68
$67
$65
$60
$56
$56
$58
Services revenue generally has a lower margin than Rental
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

TTM Product Sales Revenue

$ in millions

Product sales fluctuate quarter-to-quarter, depending on customer capital spending activity



$63
$64
$58
$52
$74
$67
$72
$79
Utilities sector contributed 65% of product revenue TTM Q1 '25
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

15

For the Full Year 2025, NPK Currently Anticipates the Following: Financial Guidance C U R R E N T AS O F M AY 2 , 2 0 2 5 Consolidated Revenues in a range of Consolidated Adjusted EBITDA in a range of Net Capital Expenditures in a range of $240-$252 million $64-$72 million $35-$40 million 16

17 Value Creation Roadmap

Organic and Inorganic Growth

COMMERCIAL GROWTH PRIORITIES

Our Organic Growth Priorities

Pursuing the highest-return, value-enhancing projects

- ✓ Geographic network expansion to service new growth territories
- ✓ Rental fleet growth to match growing customer demand
- ✓ Increasing revenue density and customer relevance in served markets

Our Acquisition Criteria

Complementary, accretive opportunities

- ✓ Expanding scale in site access at accretive economics
- ✓ Increased customer value and industry coverage through broader specialty rental asset offering or manufacturing npk

~$87 million of cash and ABL credit facility availability exiting 1Q 2025

Net Debt (Cash)*



$91
$36
$(10)
$(13)
Dec 2022
Dec 2023
Dec 2024
Mar 2025

Divestiture of Fluids Systems created balance sheet capable of supporting significant growth

Net Rental Fleet Capital Expenditures **



$19
$22
$33
$30
2022
2023
2024
TTM 1Q25

80%+ of capital expenditures in 2022-1Q25 directed to rental fleet expansion

* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.
** Represents capital expenditures for rental fleet assets less proceeds from sales of rental fleet assets.

18

Driving Asset and Cost Optimization

OPERATIONAL EXCELLENCE INITIATIVES

Recent Operational Improvements

Building a leaner, more efficient industrial critical infrastructure platform

- ✓ Divestitures of under-performing business units began in 2022 and culminated with sale of remaining Fluids Systems segment in 3Q24
- ✓ Targeted actions in 2023 and 2024 to streamline operational support, remove layers of management and simplify business support activities.

Ongoing Operational Improvements

Supports further margin expansion

- ✓ Continue investments in alternative raw material sources, including post-industrial recycling
- ✓ Rental fleet and asset logistics optimization, improving asset utilization and reducing transportation costs
- ✓ Longer-term opportunity to reduce SG&A into mid-teens % of revenue by early 2026 following exit of Fluids Systems npk

Reducing Fixed Overhead, Improving Efficiency
SG&A as % of total revenue

~550 bps of SG&A margin improvement since FY22



25.3%
24.6%
21.2%
19.8%
2022
2023
2024
TTM 1Q25

5/2/2025

19

Seek to Enhance Return on Capital Employed

CAPITAL ALLOCATION PRIORITIES

Capital Allocation Priorities

- Maintain modest leverage
- Organic investment to expand rental fleet, along with associated equipment
- Continually evaluate accretive inorganic growth opportunities to accelerate growth
- Return of capital via programmatic share repurchases; remaining authorization increased to $100m on April 30, 2025

Balanced Capital Allocation
TTM 1Q25 ($MM)



$15
$64
$40
Debt Reduction
Capital Expenditures
Share Repurchases

Committed to return of capital under share repurchase authorization
$ in Millions



$40
$46
$34
$19
$17
$11
$5
$15
TTM 2Q23
TTM 3Q23
TTM 4Q23
TTM 1Q24
TTM 2Q24
TTM 3Q24
TTM 4Q24
TTM 1Q25

Re-engaged return of capital in 2025 following Fluids Systems sale

Amounts above also include shares surrendered in lieu of taxes under vesting of restricted stock awards that are not acquired pursuant to our securities repurchase program.

20

Investment Conclusion

VALUE CREATION ROADMAP

We are a pure-play worksite access solutions business
NPK has become a leading, pure-play specialty rental and services company serving the global worksite access and critical infrastructure markets, creating a simpler, higher-margin, more profitable business entering 2025.

We are a leader within the composite matting industry
We own and operate the largest compositive matting fleet in the United States; our specialty rental unit economics support an IRR of approximately 35%.

We operate a vertically integrated model that supports superior ROIC
We have developed in-house engineering & design, manufacturing, logistics and installation capabilities that, in combination, have positioned us to drive consistent value creation for our customers, and enhance return of invested capital through revenue growth.

We operate a highly cash generative business
Our cash generative business provides capital to support our capital allocation priorities.

We subscribe to a disciplined capital allocation strategy
As of March 2025, we had ~$87 million in cash and availability under our ABL. We redeploy cash from operations toward a combination of organic investment, share repurchases, and opportunistic investments in complementary worksite access assets.



npk

21

5/2/2025 22 Appendix

5/2/2025 23 Experienced Executive Leadership Team A PP E ND IX Matthew Lanigan joined NPK in April 2016 as President, Newpark Industrial Solutions, and was appointed as our Chief Executive Officer in March 2022. • From April 2014 to June 2015, Mr. Lanigan served as a Managing Director of Custom Fleet Services in Australia for GE Capital Corporation, a financial services unit of General Electric. • From September 2010 to March 2014, he served as Commercial Excellence Leader in Asia Pacific for GE Capital. • Previous to September 2010, Mr. Lanigan held various executive positions in marketing and sales for GE Capital Corporation and spent his early career with ExxonMobil as a Drilling & Completions Engineer and an Offshore Production Engineer and Marketer for Crude & LPG. • Mr. Lanigan received his Bachelor's degree in Chemical Engineering from Royal Melbourne Institute of Technology and his MBA from the Melbourne Business School at the University of Melbourne and is certified as a Six Sigma Master Black Belt. Gregg Piontek joined NPK in April 2007 as Vice President, Controller and Chief Accounting Officer and promoted to Chief Financial Officer in October 2011. • Prior to joining NPK, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC, where, as a member of the executive team, he directed all start-up and purchase accounting functions related to the purchase of assets from Stewart & Stevenson Services, Inc. and served as lead executive financial officer for their $150 million public debt offering. • Previously, from 2001 to 2006, he held the positions of Assistant Corporate Controller and Controller, Power Products Division at Stewart & Stevenson Services, Inc. • Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP. • Mr. Piontek is a Certified Public Accountant and received a Master of Business Administration from Marquette University and a Bachelor of Science degree in Accounting from Arizona State University. Lori Briggs joined NPK in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Solutions in January 2021, and has been responsible for business operations since September 2021. • Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. • Prior to joining NPK, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. • Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/ Mathematics from Miami University and her MBA from Washington University in St. Louis. Celeste Frugé joined NPK in April 2008 as Senior Corporate Counsel and was promoted to the position of Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary in May 2023. • Since joining NPK in 2008, Ms. Frugé has served in various legal roles of increasing responsibility, including the role of Associate General Counsel from January 2011 to February 2020 and as the Company's Deputy General Counsel and Assistant Corporate Secretary since February 2020. • In her capacity as Deputy General Counsel, she was responsible for managing and overseeing various global legal matters including complex commercial matters, acquisitions and divestitures, litigation and pre-litigation disputes, joint ventures and other legal issues including but not limited to data privacy, information governance, regulatory matters, and tax matters. • Prior to joining NPK, Ms. Frugé practiced law at Winstead, PC where she was a member of the Corporate, Securities/M&A practice group and at Stibbs & Burbach, PC in The Woodlands, Texas. • Ms. Frugé received her undergraduate degree from Loyola University and earned her J.D. from Loyola University New Orleans College of Law. Matthew S. Lanigan President & Chief Executive Officer Gregg S. Piontek Chief Financial Officer Lori Briggs Executive Vice President, Business Operations Celeste Frugé Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

Consolidated Statements of Operations (unaudited) A PP E ND IX 24 (1) Includes an income tax benefit of $1.3 million for the three months ended December 31, 2024, primarily reflecting the release of valuation allowances on U.S. state net operating loss carryforwards that are now expected to be realized following the sale of the Fluids Systems business.

Consolidated Balance Sheets (unaudited) A PP E ND IX

Consolidated Statements of Cash Flows (unaudited) A PP E ND IX The amounts above for 2024 include our former Fluids Systems segment, as we elected not to adjust the consolidated statements of cash flows to separately present cash flows attributable to discontinued operations.

Non-GAAP Financial Measures (unaudited) A PP E ND IX

Non-GAAP Financial Measures (unaudited) A PP E ND IX

Non-GAAP Financial Measures (unaudited) A PP E ND IX

Non-GAAP Financial Measures (unaudited) A PP E ND IX Consolidated (In thousands) 2022 2023 2024 2025 Income from continuing operations (GAAP) 822$ 14,149$ 35,599$ 41,920$ Impairments and other charges 7,905 - - - Gain on insurance recovery - - (67) - Gain on legal settlement - - (550) - Severance costs 338 1,487 1,337 731 Tax on adjustments (1,731) (312) (151) (154) Unusual tax items - - (15,897) (15,897) Adjusted Income from Continuing Operations (non-GAAP) 7,334$ 15,324$ 20,271$ 26,600$ Adjusted Income from Continuing Operations (non-GAAP) 7,334$ 15,324$ 20,271$ 26,600$ Weighted average common shares outstanding - basic 92,712 86,401 85,819 86,083 Dilutive effect of stock options and restricted stock awards 1,300 1,914 1,576 1,252 Weighted average common shares outstanding - diluted 94,012 88,315 87,395 87,335 Adjusted Income from Continuing Operations Per Common Share - Diluted (non-GAAP) 0.08$ 0.17$ 0.23$ 0.30$ Adjusted Income (Loss) from Continuing Operations and Adjusted Income (Loss) from Continuing Operations Per Common Share TTM March 31,

Non-GAAP Financial Measures (unaudited) A PP E ND IX Consolidated (In thousands) 2022 2023 2024 2025 Income from continuing operations (GAAP) 822$ 14,149$ 35,599$ 41,920$ Interest (income) expense, net 3,510 4,107 2,621 1,813 Provision (benefit) for income taxes 924 5,573 (6,738) (5,130) Depreciation and amortization 24,735 23,596 22,656 22,792 EBITDA from Continuing Operations (non-GAAP) 29,991 47,425 54,138 61,395 Impairments and other charges 7,905 - - - Gain on insurance recovery - - (67) - Gain on legal settlement - - (550) - Facility exit costs and other, net 1,452 - - - Gain on divestiture (2,625) - - - Severance costs 338 1,487 1,337 731 Adjusted EBITDA from Continuing Operations (non-GAAP) 37,061$ 48,912$ 54,858$ 62,126$ TTM March 31, EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations

Non-GAAP Financial Measures (unaudited) A PP E ND IX Consolidated (In thousands) 2022 2023 2024 2025 Net cash provided by (used in) operating activities (GAAP) (25,021)$ 100,001$ 38,169$ 35,047$ Capital expenditures (28,273) (29,232) (43,531) (39,660) Proceeds from sale of property, plant and equipment 3,217 3,709 4,997 5,672 Free Cash Flow (non-GAAP) (50,077)$ 74,478$ (365)$ 1,059$ TTM March 31, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non- GAAP financial measure of Free Cash Flow: